UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2024

Kodiak Gas Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15320 Highway 105 W, Suite 210, Montgomery, Texas	77356
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (936) 539-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 29, 2024, in connection with the Offering (as defined below), Kodiak Gas Services, Inc., a Delaware corporation (the “Company”), provided to prospective investors certain preliminary estimated unaudited financial information for the year ended December 31, 2023 in a preliminary offering memorandum as follows:

Preliminary Estimated Unaudited Financial Information for the Fiscal Year Ended December 31, 2023

On January 29, 2024, we disclosed our preliminary estimated unaudited consolidated earnings for the fiscal year ended December 31, 2023. The preliminary estimated financial data included in this offering memorandum has been prepared by, and is the responsibility of, our management based on the most current information available to management. BDO USA, LLP (n/k/a BDO USA, P.C.) has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary estimated financial data. Accordingly, BDO USA, LLP (n/k/a BDO USA, P.C.) does not express an opinion or any other form of assurance with respect thereto. As a result, reported results may differ from the unaudited results presented here as a result of the completion of our financial closing procedures or any adjustments that may result from the completion of our review of our consolidated financial statements.

Our Annual Report on Form 10-K for the year ended December 31, 2023, will include our audited financial statements for the full year ended December 31, 2023, and our auditors’ audit reports thereon. You should note that additional information on a number of matters will be included in our Annual Report on Form 10-K, such as a comprehensive statement of our financial condition and results of operations and footnote disclosures associated with our year-end financial results, as well as our management’s discussion and analysis of financial condition and results of operations. Our audited financial statements for the year ended December 31, 2023, will not be available until after this offering is completed and, consequently, will not be available to you prior to investing in the notes pursuant to this offering.

The preliminary estimated unaudited financial results are forward-looking statements and may differ materially from actual results. These estimates should not be viewed as a substitute for our full interim or annual financial statements prepared in accordance with GAAP. Accordingly, you should not place undue reliance on these preliminary estimated unaudited results. The following discussion and analysis should be read in conjunction with our consolidated financial statements and related notes, our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note Regarding Forward-Looking Statements,” and “Risk Factors” included in our final prospectus filed with the SEC on June 30, 2023 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

We have presented the following preliminary estimated ranges of certain of our financial results for the fiscal year ended December 31, 2023:

(in thousands)	Year Ended December 31, 2023
	Low Range	High Range
Revenue	$846,000	$851,000
Net Income	20,000	24,000
Adjusted EBITDA	438,000	443,000
Maintenance Capital Expenditures	36,000	38,000
Growth Capital Expenditures(1)	172,000	176,000

(1)

Growth capital expenditures includes $12-16 million in non-unit growth capital expenditures for the fiscal year 2023 and $3.8 million in leasehold improvements during the fourth quarter 2023 related to the build out of the new corporate office that the Company will be fully reimbursed for as part of its tenant improvement allowance. Amount excludes $8.6 million in capital expenditures related to the purchase and expansion of previously-leased operations facilities.

The following table reconciles net income to Adjusted EBITDA based on the preliminary estimated financial results for the fiscal year ended December 31, 2023:

(in thousands)	Year Ended December 31, 2023
	Low Range	High Range
Net income	$24,000	$20,000
Interest expense, net	220,000	224,000
Income tax expense	14,000	17,000
Depreciation and amortization	181,000	185,000
Loss on extinguishment of debt	7,000	7,000
Gain on derivatives	(18,000)	(22,000)
Equity compensation expense	5,500	6,500
Transaction expenses	5,500	6,500
Gain on sale of assets	(1,000)	(1,000)

Adjusted EBITDA	$438,000	$443,000

The information under this Item 2.02 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under this Item 2.02 to this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.	Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

On January 29, 2024, the Company issued a news release announcing that its wholly owned subsidiary, Kodiak Gas Services, LLC (the “Issuer”), has launched a private offering (the “Offering”) of $750 million in aggregate principal amount of senior unsecured notes due 2029 (the “Notes”). The Notes are being offered only to persons who are either reasonably believed to be “qualified institutional buyers” under Rule 144A or who are non-“U.S. persons” under Regulation S as defined under applicable securities laws. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

On January 29, 2024, the Company made available on its corporate website an investor presentation that contains information that was used in connection with the Offering. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Neither this Current Report on Form 8-K nor the news release constitute an offer to sell, or the solicitation of an offer to buy, the Notes.

The information under this Item 7.01, including Exhibits 99.1 and 99.2, to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information under this Item 7.01, including Exhibits 99.1 and 99.2, to this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News release of Kodiak Gas Services, Inc., dated January 29, 2024

99.2	Kodiak Gas Services, Inc. Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: January 29, 2024	By:	/s/ Kelly M. Battle
	Name:	Kelly M. Battle
	Title:	Executive Vice President, Chief Legal Officer, Chief
Compliance Officer and Secretary